EXHIBIT 4.1

SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of May 10, 2007, by and among the entities listed on Annex A hereto (each, a “Guaranteeing Subsidiary” and collectively, the “Guaranteeing Subsidiaries”), Ventas Realty, Limited Partnership, a Delaware limited partnership, and Ventas Capital Corporation, a Delaware corporation (collectively, the “Issuers”), the other Guarantors (as defined in the Indenture referred to herein) and U.S. Bank National Association, as trustee under the Indenture referred to herein (the “Trustee”).

WITNESSETH

WHEREAS, the Issuers have heretofore executed and delivered to the Trustee an Indenture dated as of April 17, 2002, as supplemented by the Supplemental Indenture dated as of October 11, 2002, the Supplemental Indenture dated as of November 25, 2002, the Supplemental Indenture dated as of February 20, 2004, the Supplemental Indenture dated as of June 1, 2004, the Supplemental Indenture dated as of December 15, 2004, the Supplemental Indenture dated as of April 4, 2005, the Supplemental Indenture dated as of June 7, 2005, the Supplemental Indenture dated as of June 21, 2005, the Supplemental Indenture dated as of September 14, 2005, the Supplemental Indenture dated as of December 21, 2005 and the Supplemental Indenture dated as of November 21, 2006 (as so supplemented, the “Indenture”), providing for the issuance of 8 3/4% Senior Notes due 2009 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which such Guaranteeing Subsidiary shall unconditionally guarantee all of the Issuers’ Obligations (as defined in the Indenture) under the Notes and the Indenture on the terms and conditions set forth herein (a “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

(a) Subject to Article 10 of the Indenture, such Guaranteeing Subsidiary hereby, jointly and severally with all other Guarantors, unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes or the obligations of the Issuers thereunder, that:

(i) the principal of, and premium and Liquidated Damages, if any, and interest on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other obligations of the Issuers to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

(ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately.

(b) The obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuers, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor, other than payment in full of all obligations under the Notes.

(c) The following is hereby waived: diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuers, any right to require a proceeding first against the Issuers, protest, notice and all demands whatsoever.

(d) This Note Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and the Indenture, and such Guaranteeing Subsidiary hereby accepts all obligations of a Guarantor under the Indenture.

(e) If any Holder or the Trustee is required by any court or otherwise to return to the Issuers, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Issuers or the Guarantors, any amount paid by either to the Trustee or such Holder, this Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

(f) Such Guaranteeing Subsidiary shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

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(g) As between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Note Guarantee.

(h) The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Note Guarantees.

(i) In accordance with Section 10.02 of the Indenture, after giving effect to any maximum amount and all other contingent and fixed liabilities that are relevant under any applicable Bankruptcy Law or fraudulent conveyance law, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under Article 10 of the Indenture, this Note Guarantee shall be limited to the maximum amount permissible such that the obligations of such Guaranteeing Subsidiary under this Note Guarantee will not constitute a fraudulent transfer or conveyance.

3. EXECUTION AND DELIVERY. Each Guaranteeing Subsidiary agrees that this Note Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Note Guarantee.

4. GUARANTEEING SUBSIDIARIES MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

(a) No Guaranteeing Subsidiary may sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guaranteeing Subsidiary is the surviving Person) another Person, other than the Issuers or another Guarantor unless:

(i) immediately after giving effect to that transaction, no Default or Event of Default exists; and

(ii) subject to Section 10.05 of the Indenture, the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger assumes all of the obligations of that Guaranteeing Subsidiary under the Indenture, this Note Guarantee and the Registration Rights Agreement pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee.

(b) In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of this Note Guarantee

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endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of the Indenture to be performed by the Guaranteeing Subsidiary, such successor Person shall succeed to and be substituted for the Guaranteeing Subsidiary with the same effect as if it had been named herein as a Guaranteeing Subsidiary. Such successor Person thereupon may cause to be signed any or all of the Note Guarantees to be endorsed upon all of the Notes issuable under the Indenture which theretofore shall not have been signed by the Issuers and delivered to the Trustee. All the Note Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture as the Note Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture as though all of such Note Guarantees had been issued at the date of the execution hereof.

(c) Except as set forth in Articles 4 and 5 and Section 10.04 of the Indenture, and notwithstanding clauses (a) and (b) above, nothing contained in the Indenture or in any of the Notes shall prevent any consolidation or merger of a Guaranteeing Subsidiary with or into the Issuers or another Guarantor, or shall prevent any sale or conveyance of the property of a Guaranteeing Subsidiary as an entirety or substantially as an entirety to the Issuers or another Guarantor.

5. RELEASES.

(a) The Note Guarantee of a Guaranteeing Subsidiary shall be released, and any Person acquiring assets (including by way of merger or consolidation) or Capital Stock of a Guaranteeing Subsidiary under those circumstances specified in the Indenture shall not be required to assume the obligations of such Guaranteeing Subsidiary, in each case in accordance with the provisions of Section 10.05 of the Indenture. Upon delivery by the Issuers to the Trustee of an Officers’ Certificate and an Opinion of Counsel stating that the provisions of Section 10.05 of the Indenture have been complied with, the Trustee shall execute any documents reasonably required in order to evidence the release of a Guaranteeing Subsidiary from its obligations under this Note Guarantee.

(b) Any Guaranteeing Subsidiary not released from its obligations under this Note Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under the Indenture as provided in Article 10 of the Indenture.

6. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Issuers or any Guaranteeing Subsidiary under the Notes, this Note Guarantee, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

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7. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE AND NOTE GUARANTEE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

8. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

9. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

10. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Issuers.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

GUARANTEEING SUBSIDIARIES:

Ventas MOB Holdings, LLC

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas Nexcore Holding, LLC

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas Broadway MOB, LLC

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas Casper Holdings, LLC

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL Ontario III, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Mississauga Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL Lynn Valley, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Markham Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL Beacon Hill, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Richmond Hill Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL Ontario II, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas Grantor Trust #2

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Windsor Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Oakville Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL Vancouver, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Sunrise of Vancouver Limited

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR of Burlington Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas Grantor Trust #1

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL Holdings, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Ventas SSL Holdings, LLC

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

Sunrise REIT US Holdings, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Willowbrook, LLC

	By:	SZR US Investments, Inc., its Sole Member

	By:	/s/ Richard A. Schweinhart
	Name:	Richard A. Schweinhart
	Title:	President and Chief Financial Officer

SZR Columbia, LLC

	By:	SZR US Investments, Inc., its Sole Member

	By:	/s/ Richard A. Schweinhart
	Name:	Richard A. Schweinhart
	Title:	President and Chief Financial Officer

SZR Norwood, LLC

	By:	SZR US Investments, Inc., its Sole Member

	By:	/s/ Richard A. Schweinhart
	Name:	Richard A. Schweinhart
	Title:	President and Chief Financial Officer

SZR Rockville, LLC

	By:	SZR US Investments, Inc., its Sole Member

	By:	/s/ Richard A. Schweinhart
	Name:	Richard A. Schweinhart
	Title:	President and Chief Financial Officer

SZR San Mateo, LLC

	By:	SZR US Investments, Inc., its Sole Member

	By:	/s/ Richard A. Schweinhart
	Name:	Richard A. Schweinhart
	Title:	President and Chief Financial Officer

SZR US Investments, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR US Finance, Inc.

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR US UPREIT THREE, LLC

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

SZR Lincoln Park, LLC

	By:	SZR US UPREIT THREE, LLC, its Sole Member

	By:	/s/ Richard A. Schweinhart
	Name:	Richard A. Schweinhart
	Title:	President and Chief Financial Officer

SZR North Hills, LLC

	By:	SZR US UPREIT THREE, LLC, its Sole Member

	By:	/s/ Richard A. Schweinhart
	Name:	Richard A. Schweinhart
	Title:	President and Chief Financial Officer

SZR Westlake Village LLC

	By:	SZR US UPREIT THREE, LLC, its Sole Member

	By:	/s/ Richard A. Schweinhart
	Name:	Richard A. Schweinhart
	Title:	President and Chief Financial Officer

SZR Yorba Linda, LLC

By:	SZR US UPREIT THREE, LLC, its Sole Member

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	President and Chief Financial Officer

ISSUERS:

Ventas Realty, Limited Partnership

	By:	Ventas, Inc., its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Ventas Capital Corporation

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

EXISTING GUARANTORS:

Ventas, Inc.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Ventas LP Realty, L.L.C.

	By:	Ventas, Inc., its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Ventas Healthcare Properties, Inc.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Ventas TRS, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President

Ventas Framingham, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Ventas Management, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

ElderTrust

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ElderTrust Operating Limited Partnership

	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Capital Corp.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Berkshire Limited Partnership

	By:	ET Berkshire, LLC, its General Partner
	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Berkshire, LLC

	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

Cabot ALF, L.L.C.

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

Cleveland ALF, L.L.C.

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Heritage Woods, L.L.C.

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Highgate, L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET GENPAR, L.L.C.

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Lacey I, L.L.C.

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Lehigh Limited Partnership

By:	ET Lehigh, LLC, its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Lehigh, LLC

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Lopatcong, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Pennsburg Manor Limited Partnership, L.L.P.

	By:	ET Pennsburg Finance, L.L.C., its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Pennsburg Finance, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Phillipsburg I, L.L.C.

	By:	ElderTrust Operating Limited
Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Sub-Pleasant View, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Rittenhouse Limited Partnership, L.L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Riverview Ridge Limited Partnership, L.L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sub-Sanatoga Limited Partnership

By:	ET Sanatoga, LLC, its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Sanatoga, LLC

	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Sub-SMOB, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

Vernon ALF, L.L.C.

	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Sub-Willowbrook Limited Partnership, L.L.P.

	By:	ET GENPAR, L.L.C., its General Partner
	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Sub-Wayne I Limited Partnership, L.L.P.

	By:	ET Wayne Finance, L.L.C., its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

ET Wayne Finance, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET Wayne Finance, Inc.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Chairman, Executive Vice President and Secretary

Ventas Sun LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Ventas Cal Sun LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Ventas Provident, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT GP, LLC

	By:	Ventas Provident, LLC, its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT OP, L.P.

	By:	PSLT GP, LLC, its General Partner
	By:	Ventas Provident, LLC, its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT-BLC Properties Holdings, LLC

	By:	PSLT OP, L.P., its Sole Member
	By:	PSLT GP, LLC, its General Partner
	By:	Ventas Provident, LLC, its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of Arizona-EM, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of California, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of California-RC, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of California-San Marcos, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of Illinois-2960, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of Illinois-II, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

BLC of California-San Marcos, L.P.

By:	Brookdale Living Communities of California-San Marcos, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Holdings, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of Indiana-OL, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of Massachusetts-RB, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of Minnesota, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of New York-GB, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

Brookdale Living Communities of Washington-PP, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

The Ponds of Pembroke Limited Partnership

By:	Brookdale Holdings, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

River Oaks Partners

By:	Brookdale Holdings, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT-ALS Properties Holdings, LLC

	By:	PSLT OP, L.P., its Sole Member
	By:	PSLT GP, LLC, its General Partner
	By:	Ventas Provident, LLC, its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT-ALS Properties I, LLC

	By:	PSLT-ALS Properties Holdings, LLC, its Sole Member
	By:	PSLT OP, L.P., its Sole Member
	By:	PSLT GP, LLC, its General Partner
	By:	Ventas Provident, LLC, its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

ET Sub-Woodbridge, L.P.

	By:	ET GENPAR, L.L.C., its General Partner
	By:	ElderTrust Operating Limited Partnership, its Sole Member
	By:	ElderTrust, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Secretary

VSCRE Holdings, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

United Rehab Realty Holding, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Martinsburg Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Ontario Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Medina Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Washington Township Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

EC Lebanon Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

EC Hamilton Place Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

EC Timberlin Parc Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

EC Halcyon Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Altoona Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Altoona Realty GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Altoona Realty, LP

	By:	BCC Altoona Realty GP, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

BCC Reading Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Reading Realty GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Reading Realty, LP

	By:	BCC Reading Realty GP, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

BCC Berwick Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Berwick Realty GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Berwick Realty, LP

	By:	BCC Berwick Realty GP, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

BCC Lewistown Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Lewistown Realty GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Lewistown Realty, LP

	By:	BCC Lewistown Realty GP, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

BCC State College Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC State College Realty GP, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC State College Realty, LP

	By:	BCC State College Realty GP, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

South Beaver Realty Holdings, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC South Beaver Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Shippensburg Realty Holdings, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC Shippensburg Realty, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

IPC (AP) Holding, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

AL (AP) Holding, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Allison Park Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Allison Park Nominee, LP

	By:	Allison Park Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

IPC (HCN) Holding, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

AL (HCN) Holding, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Bloomsburg Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Bloomsburg Nominee, LP

	By:	Bloomsburg Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Sagamore Hills Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Sagamore Hills Nominee, LP

	By:	Sagamore Hills Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Lebanon Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Lebanon Nominee, LP

	By:	Lebanon Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Saxonburg Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Saxonburg Nominee, LP

	By:	Saxonburg Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Loyalsock Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Loyalsock Nominee, LP

	By:	Loyalsock Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

IPC (MT) Holding, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

AL (MT) Holding, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Lewisburg Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Lewisburg Nominee, LP

	By:	Lewisburg Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Hendersonville Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Hendersonville Nominee, LP

	By:	Hendersonville Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Lima Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Lima Nominee, LP

	By:	Lima Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Kingsport Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Kingsport Nominee, LP

	By:	Kingsport Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Xenia Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Xenia Nominee, LP

	By:	Xenia Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Knoxville Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Knoxville Nominee, LP

	By:	Knoxville Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Chippewa Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Chippewa Nominee, LP

	By:	Chippewa Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

Dillsburg Nominee, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

Dillsburg Nominee, LP

By:	Dillsburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

TRUSTEE:

U.S. Bank National Association

By:	/s/ Robert T. Jones
Name:	Robert T. Jones
Title:	Vice President & Trust Officer

ANNEX A

GUARANTEEING SUBSIDIARIES

Name	Place of Organization or Formation
Ventas MOB Holdings, LLC	Delaware
Ventas Nexcore Holding, LLC	Delaware
Ventas Broadway MOB, LLC	Delaware
Ventas Casper Holdings, LLC	Delaware
Ventas SSL Ontario III, Inc.	Ontario
SZR Mississauga Inc.	Ontario
Ventas SSL Lynn Valley, Inc.	Ontario
SZR Markham Inc.	Ontario
Ventas SSL Beacon Hill, Inc.	Ontario
SZR Richmond Hill Inc.	Ontario
Ventas SSL Ontario II, Inc.	Ontario
Ventas Grantor Trust #2	Delaware
SZR Windsor Inc.	Ontario
SZR Oakville Inc.	Ontario
Ventas SSL Vancouver, Inc.	Ontario
Sunrise of Vancouver Limited	Jersey
SZR of Burlington Inc.	Ontario
Ventas Grantor Trust #1	Delaware
Ventas SSL, Inc.	Delaware
Ventas SSL Holdings, Inc.	Delaware
Ventas SSL Holdings, LLC	Delaware
Sunrise REIT US Holdings, Inc.	Delaware
SZR Willowbrook, LLC	Delaware
SZR US UPREIT THREE, LLC	Delaware
SZR Lincoln Park, LLC	Delaware
SZR North Hills, LLC	Delaware
SZR Westlake Village LLC	Delaware
SZR Yorba Linda, LLC	Delaware

Name	Place of Organization or Formation
SZR Columbia, LLC	Delaware
SZR Norwood, LLC	Delaware
SZR Rockville, LLC	Delaware
SZR San Mateo, LLC	Delaware
SZR US Finance, Inc.	Delaware
SZR US Investments, Inc.	Delaware